UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 2, 2011

ECOTALITY, INC.
(Exact name of Registrant as specified in its charter)

Nevada	000-50983	68-0515422
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Embarcadero Center, Suite 3720
San Francisco, CA	94111
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 992-3000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 2, 2011, ECOtality, Inc. issued its earnings release announcing its unaudited financial results for the three and nine months ended September 30, 2011.  A copy of the earnings release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release of ECOtality, Inc. dated November 2, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOTALITY, INC.

(Company)

Signature	Title	Date

/s/ Jonathan R. Read	President and CEO	November 4, 2011
Jonathan R. Read

/s/ H. Ravi Brar	Chief Financial Officer	November 4, 2011
H. Ravi Brar

EXHIBIT INDEX

Exhibit Number	Name and/or Identification of Exhibit

99.1	Press Release of ECOtality, Inc. dated November 2, 2011